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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation of our report dated March 10, 1997 on the financial statements of ADDvantage Media Group, Inc. (the "Company") at December 31, 1996 and 1995, included in this Annual Report on Form 10-KSB for the year ended December 31, 1996, into the Company's previously filed Registration Statement on Form S-8 (File No. 333-12641).

                                        TULLIUS TAYLOR SARTAIN & SARTAIN


Tulsa, Oklahoma
March 19, 1997